Other gains - net (Tables)	12 Months Ended
Dec. 31, 2014
Other gains - net [Abstract]
Other gains - net

	For the year ended December 31,
	2012	2013	2014
	RMB'000	RMB'000	RMB'000

Fair value change of preferred share warrant liability	(564)	(514)	—
ADR Reimbursement from depositary bank	—	—	6,418
Government subsidies	1,600	1,040	2,962
Loss on disposals of property and equipment	(1)	(208)	—
Donations	—	—	(525)
Others	(89)	(212)	—
Total	946	106	8,855